UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024

BIOXYTRAN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-35027	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

75 Second Ave, Suite 605, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 617-454-1199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On August 19, 2024, the Company issued 28,971,248 shares of Convertible Preferred Stock, with a par value of $0.001 per share, to company insiders in exchange for 94,057,658 shares of Common Stock, at a 5:1 basis, as per the Certificate of Designation dated April 19, 2024, $353,840 in accrued salaries, accounts receivable and other short-term debt, and of exercise of the conversion rights for the 14,410,000 (49%) Subsidiary shares as per option agreement dated November 20, 2021. The Preferred shares can at any time be converted back into shares of Common Stock at a 1:5 basis, and carry a voting-power of an “as if converted” basis multiplied by a factor of two.

Preferred Stock (1)	Beneficially Owned	% of class	% voting rights
David Platt (2) whereof indirect 14,091,527 (3)	22,703,989	78.6%	61.2%
Ola Soderquist (2)	3,907,060	13.5%	10.5%
Mike Sheikh (2)	1,600,000	5.5%	4.3%
Alan Hoberman (2)	226,678	0.8%	0.6%
Anders Utter (2)	215,838	0.7%	0.6%
Dale Conaway (2)	212,018	0.7%	0.6%
Radka Milanova (2)	36,529	0.1%	0.1%
All officers and Directors as a Group (7 persons)	28,971,248	100.0%	77.9%

(1)	There are 49,500,000 authorized shares of Convertible Preferred Stock, and 28,971,248 outstanding
(2)	The business address of these individuals is 75 2nd Ave., Suite 605, Needham, MA 02494.
(3)	On behalf of Naomi Platt (spouse of David Platt) and of NDPD Pharma, Inc., where the beneficial ownership includes the Company’s officers.

As a consequence of these transactions, the Company’s amount of registered shares of Common Stock, pursuant to Section 12(b) of the Act, and listed on the OTCMarkets QB exchange was reduced to 81,850,495 shares, whereof 34,714,377 (42%) are held at DTC.

Item 8.01 Other Events

On Wednesday, August 21, 2024, the Company will issue a press-release in reference to a recent article “The Involvement of Carbon Monoxide in Mitochondrial Activity and Brain Functions”. The article is written by Avraham Mayevsky, CTO of the Company’s affiliate MDX Lifesciences and was published in the British Journal of Healthcare and Medical Research.

The press-release will be published over EIN Presswire under the title:

Bioxytran Measures the Presence of Carbon Monoxide When BXT-25 Delivers Oxygen to the Brain

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.8	Certificate of Designation of Convertible Preferred Stock, dated April 19, 2024

10.83	Option Agreement for conversion/exchange between Pharmalectin, Inc. and Bioxytran, Inc. shares of Common Stock, dated November 20, 2021.

99.1	Press Release dated August 21, 2024 entitled “Bioxytran Measures the Presence of Carbon Monoxide When BXT-25 Delivers Oxygen to the Brain”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXYTRAN, INC.

	By:	/s/ David Platt, Ph.D.
David Platt, Ph.D., its Chief Executive Officer

Date August 19, 2024